Exhibit 10.20

HEALTHLYNKED CORP. – STRATEGIC CONSULTING AGREEMENT

PBACO – Strategic Consulting Partnership Agreement

Between:	HealthLynked Corp. (“Company”)
And:	PBACO Holding, LLC (“Consultant”)

PBACO HOLDING, LLC – STRATEGIC CONSULTING PARTNERSHIP AGREEMENT

This Strategic Consulting Partnership Agreement (“Agreement”) is entered into on December 9th 2025 by and between:

HealthLynked Corp., a Nevada corporation (“HealthLynked” or the “Company”), and

PBACO Holding, LLC, a Florida limited liability company (“Consultant”)

collectively, the “Parties.”

1. Purpose

The purpose of this Agreement is to establish a strategic advisory and operational consulting relationship in support of HealthLynked’s payer-integration initiatives, including the development, structuring, and implementation of the proposed pilot program with UnitedHealthcare (“UHC”). Consultant will provide its experience, relationships, and operational expertise to support pilot design, execution, workflow development, provider- integration planning, and payer engagement utilizing HealthLynked’s AI-enabled coordination technologies.

2. Engagement Overview

2.1 Term

The term of this Agreement shall be twelve (12) months from the Effective Date and may be renewed upon mutual written agreement.

2.2 Scope of Services

Consultant will provide strategic guidance, subject-matter expertise, and operational support relating to:

- Value-based contracting strategy

- Payer relationship development

- Pilot program design, provider-workflow integration, and implementation support

- Coordination of PBACO-participating providers within the UHC initiative

HEALTHLYNKED CORP. – STRATEGIC CONSULTING AGREEMENT

- Participation in planning meetings, documentation review, and strategic discussions Consultant shall report to Dr. Michael Dent, Chairman & CEO, or his designee.

2.3 Deliverables

Pilot-related deliverables and milestone definitions shall be mutually agreed upon in writing.

Completion of milestones shall be evidenced by written acceptance by HealthLynked.

3. Compensation

3.1 Restricted Stock Units (RSUs)

As consideration for services rendered, Consultant shall receive 187,500 Restricted Stock Units (“RSUs”).

Each RSU represents the contingent right to receive one share of HealthLynked common stock upon vesting.

All equity compensation under this Agreement is subject to approval by the HealthLynked Board of Directors or its Compensation Committee pursuant to applicable SEC and Nasdaq corporate-governance standards.

3.2 Valuation

For planning purposes, the number of RSUs was determined using a reference value of $1.60 per share.

RSUs do not have a strike price and do not require payment upon settlement.

No representation is made regarding the future market value of the Company’s common stock.

3.3 Vesting

RSUs shall vest according to Addendum A – Vesting Schedule, subject to:

- continued performance of services

- timely completion of agreed-upon deliverables

- Compensation Committee approval

- written certification of milestone completion

HEALTHLYNKED CORP. – STRATEGIC CONSULTING AGREEMENT

3.4 Settlement

Vested RSUs shall be settled in shares of Company common stock in accordance with the Company’s applicable equity plan and subject to all required tax withholding.

4. Additional Benefits

During the Term, Consultant shall receive:

- Recognition as a strategic advisory partner in payer-related communications and presentations

- Complimentary enterprise access to HealthLynked’s telemedicine services, ARI AI- assistant tools, and multilingual onboarding features

These benefits are non-cash, non-transferable, and provided solely for use in connection with the engagement.

5. Compliance, Regulatory Matters & Independent Contractor Status

5.1 Healthcare Compliance

The Parties agree that:

- No compensation under this Agreement is based on, conditioned upon, or related to the volume or value of referrals, patients, or business generated.

- Consultant will not steer or influence patients, providers, or payers for the benefit of HealthLynked.

- The Agreement represents fair market value for services actually rendered.

The Parties shall comply with all applicable laws, including:

- The federal Anti-Kickback Statute

- Stark Law

- HIPAA and HITECH

- State privacy and healthcare regulatory laws

HEALTHLYNKED CORP. – STRATEGIC CONSULTING AGREEMENT

5.2 Securities-Law Compliance

The RSUs issued under this Agreement:

- are issued pursuant to SEC Rule 701

- will be included in the Company’s next applicable SEC filing

- cannot be sold or transferred except in accordance with applicable securities laws

5.3 Independent Contractor

Consultant is an independent contractor and is not an agent, employee, partner, or joint venturer of HealthLynked. Consultant shall not bind the Company or act on its behalf without prior written authorization.

6. Strategic Alignment

PBACO contributes its:

- experience in value-based care

- payer relationships and operational infrastructure

- provider-network insights

HealthLynked contributes its:

- AI-driven coordination platform

- national provider network infrastructure

- consumer-centered medical record technologies

- scalable patient-engagement and data-interoperability tools

7. Confidentiality & Data Security

Consultant agrees to maintain strict confidentiality of all:

- proprietary information

- business strategies and payer materials

HEALTHLYNKED CORP. – STRATEGIC CONSULTING AGREEMENT

- AI models, algorithms, and technical specifications

- non-public financial or operational information

- patient-related data, subject to HIPAA obligations

Consultant shall not disclose or use any such information except as required to perform services under this Agreement.

8. Forward-Looking Statements

The Parties acknowledge that pilot outcomes and value-based arrangements are uncertain.

Statements regarding potential cost savings, efficiency gains, or clinical improvements are aspirational and not guarantees of future performance.

9. Termination

Either Party may terminate this Agreement:

- immediately upon material breach that remains uncured for ten (10) days

Upon termination:

- vested RSUs remain vested

- unvested RSUs automatically expire, unless accelerated under Addendum A as approved by the Compensation Committee

10. Effective Date

The “Effective Date” of this Agreement shall be the date of the final signature below.

11. Signatures

HealthLynked Corp.

By:	/s/ Michael Dent M.D.
Name:	Dr. Michael Dent
Title:	Chairman & CEO
Date:	12/9/2025

HEALTHLYNKED CORP. – STRATEGIC CONSULTING AGREEMENT

PBACO Holding, LLC

By:	/s/ David Klebonis
Name:	David Klebonis
Title:	COO
Date:	12/9/2025

HEALTHLYNKED CORP. – STRATEGIC CONSULTING AGREEMENT

ADDENDUM A — VESTING SCHEDULE

1. Signing Vesting (10%)

18,750 RSUs (10% of the total 187,500 RSUs) vest immediately upon execution of this Agreement.

2. Time-Based or Milestone-Based Vesting (Remaining 90%)

The remaining 168,750 RSUs shall vest monthly over twelve (12) months, beginning on the grant date, at approximately 14,063 RSUs per month, unless superseded by milestone- based vesting as described below.

Milestone achievements accelerate vesting immediately and replace future time-based vesting on a share-for-share basis.

Upon the achievement of the milestones listed below, RSUs vest in the following amounts representing 100% of the remaining RSUs:

Milestone	% of Total	RSUs Vested Immediately
Milestone 1 – Pilot Program Finalization	25%	42,188 RSUs
Milestone 2 – Pilot Launch	30%	50,625 RSUs
Milestone 3 – Outcomes Report or Pilot Expansion	45%	75,937 RSUs
Total	100%	168,750 RSUs

Milestones vest upon completion even if ahead of schedule and any milestone-based vesting replaces future time-based vesting equivalently, ensuring the fastest vesting path and eliminating risk of delays.

3. Acceleration Clause

If a milestone is delayed for reasons not caused by Consultant, vesting may accelerate subject to:

1. written certification by HealthLynked describing the delay, and

2. approval by the HealthLynked Compensation Committee.

HEALTHLYNKED CORP. – STRATEGIC CONSULTING AGREEMENT

4. Conditions

All vesting is conditioned upon:

- continued performance of services

- compliance with Section 5 of the Agreement

- adherence to confidentiality and MNPI restrictions

- Compensation Committee approval

- completion and acceptance of deliverables

End of Agreement